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                                                                   EXHIBIT 32.01

The following certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-Q of VERITAS Software Corporation for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of VERITAS Software Corporation certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

         (1)      the quarterly report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of VERITAS Software Corporation.

Date: August 13, 2003

                                                         /s/ Gary L. Bloom
                                                       -------------------------
                                                       Gary L. Bloom
                                                       Chief Executive Officer

Date: August 13, 2003

                                                         /s/ Edwin J. Gillis
                                                       -------------------------
                                                       Edwin J. Gillis
                                                       Chief Financial Officer

A signed original of the above certification has been provided to VERITAS Software Corporation and will be retained by VERITAS Software Corporation and furnished to the Securities and Exchange Commission or its staff upon request.